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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 March 26, 1997
                             ------------------------------
                                 Date of Report
                       (Date of earliest event reported)



                           ELECTROPHARMACOLOGY, INC.
                           -------------------------
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                         0-25828                95-4315412
---------------------------------  ------------------------  -------------------
(State or other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
       Incorporation)                                        Identification No.)



2301 N.W. 33RD COURT, SUITE 102
      POMPANO BEACH, FLORIDA                                           33069
---------------------------------                                 --------------
(Address of Principal Executive                                     (Zip Code)
          Offices)



                                 (954) 975-9818
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

Electropharmacology, Inc. (the "Registrant") announced on March 26, 1997 the resignation of Don Soldatis, the Registrant's Chief Financial Officer, effective immediately. The resignation did not result from any disagreements over accounting principles or practices or financial statement disclosure. The Registrant also stated that it was filing a Form 12b-25 to notify the Securities and Exchange Commission that, as a result of the resignation, the Registrant would not file its 1996 Form 10-KSB until April 15, 1997.

                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Electropharmacology, Inc.



                                  By: /s/ Joseph Mooibroek
                                     ---------------------------------------
                                      Joseph Mooibroek
                                      President and Chief Executive Officer


March 26, 1997


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